Exhibit 99.25

Entity 64

Company Registration No. 03921217 (England and Wales)

TGF UNIQUE LIMITED

UNAUDITED SPECIAL PURPOSE

FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED

31 OCTOBER 2022

TGF UNIQUE LIMITED

COMPANY INFORMATION

Directors	R Lee FCW Ha PMB Lee PM Larsen A Berkshire S Whittingham

Company number	03920217

Registered office	672 Spur Road North Feltham Trading Estate Feltham Middlesex TW14 0SL

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TGF UNIQUE LIMITED

ACCOUNTANT’S REPORT TO THE BOARD OF DIRECTORS OF TGF UNIQUE LIMITED ON THE UNAUDITED SPECIAL PURPOSE FINANCIAL STATEMENTS FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

We prepared for your approval the special purpose financial statements of TGF Unique Limited which comprise the statement of comprehensive income, the statement of financial position, the statement of changes in equity and the related notes in accordance with the financial reporting framework set out therein from the company’s accounting records and from information and explanations you have given us.

As a practising member firm of the Institute of Chartered Accountants in England and Wales (ICAEW), we are subject to its ethical and other professional requirements which are detailed at http://www.icaew.com/en/members/regulations-standards-and-guidance.

This report is made solely to the Board of Directors of TGF Unique Limited, as a body, in accordance with the terms of our engagement letter dated 3 February 2023. Our work has been undertaken solely to prepare for your approval the special purpose financial statements of TGF Unique Limited and state those matters that we have agreed to in accordance with ICAEW Technical Release 07/16 AAF. This report should not therefore be regarded as suitable to be used or relied on by any other party wishing to acquire any rights against RSM UK Tax and Accounting Limited for any purpose or in any context. Any party other than the Board of Directors which obtains access to this report or a copy and chooses to rely on this report (or any part of it) will do so at its own risk. To the fullest extent permitted by law, RSM UK Tax and Accounting Limited will accept no responsibility or liability in respect of this report to any other party and shall not be liable for any loss, damage or expense of whatsoever nature which is caused by any person’s reliance on representations in this report.

It is your duty to ensure that TGF Unique Limited has kept adequate accounting records and to prepare statutory financial statements that give a true and fair view of the assets, liabilities, financial position and profit of TGF Unique Limited under the Companies Act 2006.

We have not been instructed to carry out an audit or a review of the special purpose financial statements of TGF Unique Limited. For this reason, we have not verified the accuracy or completeness of the accounting records or information and explanations you have given to us and we do not, therefore, express any opinion on the special purpose financial statements.

RSM UK TAX AND ACCOUNTING LIMITED

Chartered Accountants

Third Floor

One London Square, Cross Lanes

Guildford

Surrey

GU1 1UN

February 2023

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TGF UNIQUE LIMITED

STATEMENT OF COMPREHENSIVE INCOME

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

	Note	2022 $’000	2021 $’000

Revenue	3	12,485	13,249
Cost of sales		(10,362)	(11,408)

Gross profit		2,123	1,841

Administrative expenses		(934)	(826)
Profit before taxation		1,189	1,015

Income tax expense	4	(103)	(61)

Profit for the period		1,086	954

Other comprehensive income net of taxation
Exchange differences on translation to presentational currency - may not be reclassified to profit and loss		(390)	4

Total comprehensive income for the period		696	958

The notes on pages 6 to 11 form part of these special purpose financial statements.

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TGF UNIQUE LIMITED	Company Registration No. 03920217
STATEMENT OF FINANCIAL POSITION AS AT 31 OCTOBER 2022

		2022	2021
	Note	$’000	$’000
Non-current assets
Property, plant and equipment		3	5

Total non-current assets		3	5

Current assets
Trade and other receivables	5	3,497	6,108
Cash		4,032	1,172

Total current assets		7,529	7,280

Current liabilities
Trade and other payables	6	(4,003)	(4,137)
Corporation tax payable		(58)	-

Total current liabilities		(4,061)	(4,137)

Net current assets		3,468	3,143

Net assets		3,471	3,148

Equity
Share capital	7	311	311
Translation reserve	8	(930)	(367)
Retained earnings	8	4,090	3,204

Total equity		3,471	3,148

The notes on pages 6 to 11 form part of these special purpose financial statements.

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TGF UNIQUE LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

	Share	Translation	Retained
	capital	reserve	earnings	Total
	$’000	$’000	$’000	$’000

Balance at 1 April 2021	311	(371)	2,450	2,390

Period ended 31 October 2021:
Profit for the period	-	-	954	954

Other comprehensive income net of taxation:
Foreign currency differences on translation to presentation currency	-	4	-	4

Total comprehensive income for the period	-	4	954	958

Transactions with owners:
Dividends paid	-	-	(200)	(200)

Balance at 31 October 2021	311	(367)	3,204	3,148

	Share	Translation	Retained
	capital	reserve	earnings	Total
	$’000	$’000	$’000	$’000

Balance at 1 April 2022	311	(540)	3,004	2,775

Period ended 31 October 2022:
Profit for the period	-	-	1,086	1,086

Other comprehensive income net of taxation:
Foreign currency differences on translation to presentation currency	-	(390)	-	(390)

Total comprehensive income for the period	-	(390)	1,086	696

Balance at 31 October 2022	311	(930)	4,090	3,471

The notes on pages 6 to 11 form part of these special purpose financial statements.

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TGF UNIQUE LIMITED

NOTES TO THE SPECIAL PURPOSE FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

1	General information

Company information

TGF Unique Limited (‘the Company’) is a private company limited by shares incorporated in the United Kingdom and registered in England and Wales. The principal activities and nature of the Company’s operations are disclosed in the Directors’ Report on page 2. The registered office is 672 Spur Road, North Feltham Trading Estate, Feltham, England, TW14 0SL.

2	Accounting policies

The principal accounting policies applied in the preparation of these special purpose financial statements are set out below. They have, unless otherwise stated, been applied consistently to all periods presented.

Basis of accounting

The transactions in these special purpose financial statements have been recognised and measured in accordance with International Accounting Standards in conformity with the requirements of the Companies Act 2006. The company is a qualifying entity under Financial Reporting Standard 101 (‘FRS 101’). These special purpose financial statements were presented in accordance with IAS 34 ‘Interim financial statements’, applying FRS 101 ‘Reduced Disclosure Framework’. IAS 34 requires the presentation of the statement of financial position as of the end for the immediately preceding financial year as a comparative. These special purpose financial statements do not present the statement of financial position as at 31 March 2022, as would be required by IAS 34. Instead, the special purpose financial statements present the comparative statement of financial position as at 31 October 2021.

These special purpose financial statements are not the statutory accounts of the Company. Instead, they are non-statutory unaudited special purpose financial statements prepared on the basis set out above, the Companies Act 2006 and regulations thereunder and are presented in accordance with section 435 of the Companies Act 2006. At the date of approving these non statutory financial statements the statutory financial statements for the period ended 31 March 2022 had been delivered to the registrar and they have been subject to audit.

The special purpose financial statements are prepared in US Dollars (‘$’) and monetary amounts are rounded to the nearest $’000. The currency of the primary economic environment in which the company operates is sterling (its ‘functional currency’). The special purpose financial statements have been prepared under the historical cost convention.

Reduced disclosures

The company has taken advantage of the following disclosure exemptions under FRS 101:

●	the requirements of IFRS 7 Financial Instruments;
●	the requirements of IFRS 15 (disaggregation of revenue);
●	the requirement in paragraph 38 of IAS 1 ‘Presentation of Financial Statements’ to present comparative information in respect of:
-paragraph 79(a)(iv) of IAS 1;
●	the requirements of paragraphs 10(f), 16, 38A, 38B, 38C, 38D, 40A, 40B, 40C, 40D, 111 and 134-136 of IAS 1 Presentation of Financial Statements;
●	the requirements of IAS 7 Statement of Cash Flows;
●	the requirements of paragraph 17 and 18A of IAS 24 Related Party Disclosures; and
●	the requirements in IAS 24 Related Party Disclosures to disclose related party transactions entered into between two or more members of a group, provided that any subsidiary which is a party to the transaction is wholly owned by such a member.

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TGF UNIQUE LIMITED

NOTES TO THE SPECIAL PURPOSE FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

2	Accounting policies (continued)

The company’s ultimate parent company, Japan Post Holdings Co., Ltd, includes the company in its consolidated financial statements. The consolidated financial statements of Japan Post Holdings Co., Ltd, are prepared in accordance with Japanese GAAP which is recognised as an equivalent to International Financial Reporting Standards (‘IFRS’) and are available to the public and may be obtained from the registered office 1-3-2 Kasumigaseki, Chiyoda-ku, Tokyo, 100-8798.

Reporting period

These special purpose financial statements cover the 7-month period from 1 April 2022 to 31 October 2022 with the comparative figures covering the 7-month period from 1 April 2021 to 31 October 2021.

Going concern

The special purpose financial statements have been prepared on a going concern basis which the directors consider to be appropriate. The directors have prepared cash flow forecasts which indicate that the company will have sufficient funds to meet its liabilities as they fall due for at least 12 months from the date of approval of the special purpose financial statements.

Foreign currency translation

Transactions in foreign currencies are translated to the company’s functional currency at the foreign exchange rate ruling at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the reporting date are retranslated to the functional currency at the foreign exchange rate ruling at that date. Non-monetary assets and liabilities that are measured in terms of historical cost in a foreign currency are translated using the exchange rate at the date of the transaction. Non-monetary assets and liabilities denominated in foreign currencies that are stated at fair value are retranslated to the functional currency at foreign exchange rates ruling at the dates the fair value was determined. Foreign exchange differences arising on translation are recognised in the statement of comprehensive income.

In addition to the above, the special purpose financial statements’ presentation currency is different from the functional currency. Assets and liabilities are translated at the closing rate as at the statement of financial position date. Income and expenses are translated at the annual average exchange rate, as this average exchange rate approximates the exchange rate applicable at the date of the transaction. All resulting exchange differences are recognised as other comprehensive income in the statement of comprehensive income.

Taxation

Tax on the profit or loss for the period comprises current and deferred tax. Tax is recognised in the profit or loss account except to the extent that it relates to items recognised directly in equity or other comprehensive income, in which case it is recognised directly in equity or other comprehensive income respectively.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous periods.

Deferred tax is provided on temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantively enacted at the reporting date.

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TGF UNIQUE LIMITED

NOTES TO THE SPECIAL PURPOSE FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

2	Accounting policies (continued)

Non-derivative financial instruments

Non-derivative financial instruments comprise, trade and other debtors, cash and cash equivalents, and trade and other creditors.

Trade and other debtors

Trade and other debtors are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest method, less any impairment losses.

Trade and other creditors

Trade and other creditors are recognised initially at fair value. Subsequent to initial recognition they are measured at amortised cost using the effective interest method.

Employee benefits

Defined contribution plans

A defined contribution plan is a post-employment benefit plan under which the company pays fixed contributions into a separate entity and will have no legal or constructive obligation to pay further amounts. Obligations for contributions to defined contribution pension plans are recognised as an expense in the profit and loss account in the periods during which services are rendered by employees.

Accounting estimates and judgements

There are no judgements made by the directors, in the application of these accounting policies that have a significant effect on the special purpose financial statements or estimates with a significant risk of material adjustment in the next period.

Tangible fixed assets

Items of property, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment losses. Where parts of an item of tangible fixed assets have different useful lives, they are accounted for as separate items of tangible fixed assets. Depreciation is charged to the profit and loss account on a straight-line basis over the estimated useful lives of each part of an item of tangible fixed assets. The estimated useful lives are as follows:

●	Computer equipment 3-4 years

Expected Credit Loss

IFRS 9 uses an ‘expected credit loss’ (ECL) model. This requires considerable judgement about how changes in economic factors affect ECLs, which are determined on a probability-weighted basis. An allowance for expected credit loss is formed based on historic client delinquencies which the management adjust for based on changes in the macro-economic environment, operational reasons, and client portfolio.

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TGF UNIQUE LIMITED

NOTES TO THE SPECIAL PURPOSE FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

2	Accounting policies (continued)

Revenue

The principal operation of the Company is the provision of freight forwarding services, the turnover of which is all generated from the UK.

Revenue is recognised as follows:

●	Date of departure for export shipments and consolidated jobs.
●	Arrival date for import shipments and consolidated jobs, including domestic.
●	Where international freight is part of an import shipment, this will be recognised at departure.

Revenue shall be recognised when or as performance obligations are satisfied by transferring control of a promised service to the customer. Control either transfers over time or at a point in time.

3	Revenue

	2022	2021
	$’000	$’000
Provision of services	12,485	13,249
Sales by geographic market: United Kingdom	12,485	13,249

4	Income Tax Expense

	2022	2021
	$’000	$’000
Income tax
UK corporation tax for the current period	103	61

The charge for the period can be reconciled to the profit per the statement of comprehensive income as follows:
Profit before taxation	1,189	1,015

Expected tax at the statutory tax rate of corporation tax in the UK of 19% (2021: 19%)	226	193
Tax effect amounts which are not deductible/(taxable) in calculating taxable income	(123)	(132)
Income tax expense	103	61

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TGF UNIQUE LIMITED

NOTES TO THE SPECIAL PURPOSE FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

5	Debtors

	2021	2020
Amounts falling due within one year:	$’000	$’000
Trade debtors	2,912	5,247
Other debtors	585	861
	3,497	6,108

The fair value of the Company’s trade and other receivables approximates their book value stated above. The Company has assessed the credit risk of its financial assets measured at amortised cost by reference to the historic default experience of each debtor and the analysis of the debtor’s financial position. The Company has determined that the loss allowance for expected credit losses of those assets is $0 (2021: $0).

6	Creditors: amounts falling due within one year

	2022 $’000	2021 $’000
Trade creditors	2,169	2,165
Accruals and other liabilities	1,834	1,972
	4,003	4,137

The fair value of the Company’s trade and other creditors approximates their book value stated above.

7	Share capital

	2022	2021
	$’000	$’000
Ordinary share capital
Authorised, issued and fully paid 200,000 (2021: 200,000) ordinary shares of £1 each	311	311

8	Reserves

Translation reserve

The translation reserve represents foreign exchange gains and losses on the retranslation of the results and net assets of the Company from the functional currency (£) to the presentational currency ($).

Retained earnings

Retained earnings reflects cumulative profits and losses net of distributions to owners.

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TGF UNIQUE LIMITED

NOTES TO THE SPECIAL PURPOSE FINANCIAL STATEMENTS

FOR THE 7 MONTH PERIOD ENDED 31 OCTOBER 2022

9	Ultimate parent company and controlling party

The company is a subsidiary of Toll Global Forwarding Group (UK) Limited. The directors consider the ultimate parent undertaking to be Japan Post Holdings Co., Ltd., a public company incorporated in Japan and listed on the Tokyo Stock Exchange.

The smallest group for which financial statements are prepared, and of which the company is a member of is Toll Group Forwarding Limited and consolidated financial statements can be obtained from Toll Global Forwarding Limited, 30/F. Tower Two, Enterprise Square Five, 38 Wang Chiu Road, Kowloon Bay, Kowloon Hong Kong.

The largest group for which financial statements are prepared, and of which the company is a member is Japan Post Holdings Co., Ltd. and consolidated financial statements can be obtained from Japan Post Holdings Co., Ltd., 1-3-2 Kasumigaseki, Chiyoda-ku, Tokyo, 100-8798

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